UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 28, 2007

Sontra Medical Corporation
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-23017 (Commission File Number)	41-1649949 (I.R.S. Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts		02038
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (508) 553-8850
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective October 8, 2007, Sontra Medical Corporation (the “Company”) amended its Second Amended and Restated Articles of Incorporation, as amended, to change the name of the Company to “Echo Therapeutics, Inc.”.
Item 9.01. Financial Statements and Exhibits
(d)      Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment of Second Amended and Restated Articles of Incorporation, as amended, of Sontra Medical Corporation filed with the Secretary of State of the State of Minnesota on September 28, 2007 and effective October 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SONTRA MEDICAL CORPORATION
Dated: October 3, 2007	By:	/s/ Harry G. Mitchell
		Name:	Harry G. Mitchell
		Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment of Second Amended and Restated Articles of Incorporation, as amended, of Sontra Medical Corporation filed with the Secretary of State of the State of Minnesota on September 28, 2007 and effective October 8, 2007.